Exhibit 10.9

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL

PROPERTY

THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL

PROPERTY (this “Amendment”) is made effective as of the 11th day of August, 2021 (the “Effective Date”), by and between [***] LLC, a Delaware limited liability company (“Seller”) and BELPOINTE PREP ACQUISITIONS, LLC, a Connecticut limited liability company (“Buyer”).

RECITALS:

WHEREAS, Buyer and Seller entered into that certain Agreement for Purchase and Sale of Real Property dated as of July 13, 2021 (the “Agreement”), pursuant to which Seller has agreed to sell, and Buyer has agreed to purchase, certain real property and improvements located in [***], Tennessee, and more particularly described in the Agreement as the “Property”, pursuant to the terms and conditions set forth therein.

WHEREAS, Seller and Buyer now desire to amend the Agreement to extend the Examination Period, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1. RECITALS. The foregoing recitals are hereby incorporated by this reference as if originally set forth herein.

2. DEFINITIONS. Capitalized terms used but not defined herein shall have the meaning given to each in the Agreement.

3. EXAMINATION PERIOD. Seller and Buyer hereby acknowledge and agree that Section 1 of the Agreement is hereby amended to extend the “Examination Period” through and including 6:00 p.m. Eastern Time on August 31, 2021.

4. RATIFICATION. Except as otherwise amended by this Amendment, the Agreement remains unmodified and unamended, and the Agreement, as amended by this Amendment, is hereby ratified, confirmed, and remains in full force and effect. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms of this Amendment shall control.

5. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. The parties may deliver their respective counterparts by facsimile or in electronic PDF format and such delivery shall be deemed effective and binding.

[Signature pages follow]

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment to be executed the day and year first above written.

SELLER:

[***] LLC,
a Delaware limited liability company

By:
Name:	[***]
Title:	[***]

BUYER:
BELPOINTE PREP ACQUISITIONS, LLC,
a Connecticut limited liability company

By:	/s/ Brandon Lacoff
Brandon Lacoff
Its Authorized Signer